UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 16, 2018

The Hillman Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13293	23-2874736
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

10590 Hamilton Avenue
Cincinnati, Ohio 45231
(Address of principal executive offices)
Registrant’s telephone number, including area code: (513) 851-4900

Not Applicable
(Former name or former address,
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2018, David Owens was elected by the members of the board of directors (the “Board”) of The Hillman Companies, Inc. (the “Company”) to serve as an independent director of the Company effective immediately.

In connection with his election to the Board, Mr. Owens received stock options in HMAN Group Holdings, Inc., our ultimate parent company, which will vest over five years.

David Owens

Mr. Owens, age 55, has served on the faculty at Vanderbilt University’s Owen Graduate School of Management in the area of management since 1998, where he has also directed the Accelerator Summer Business Institute since 2010.

Specializing in innovation and new product development, Mr. Owens provides consulting services for a wide range of clients around the world, and his work has been featured in the New York Times, Wall Street Journal, London Guardian, and San Jose Mercury News, as well as on NPR’s Marketplace. Mr. Owens has consulted for NASA, The Smithsonian, Nissan LEAF, Gibson Music, American Conservatory Theater, Alcatel, Tetra Pak, Tennessee Valley Authority, Cisco, LEGO, The Henry Ford Museum, and many other organizations. He has done product design work for well-known firms including Daimler Benz, Apple Computer, Dell Computer, Coleman Camping, Corning World Kitchen, and Steelcase.

Mr. Owens also served as the Chief Executive Officer of a large consumer electronics firm, Griffin Technology Inc., from 2007 to 2008, Director of Product Development at LEGO SeriousPlay from 1999 to 2002, Co-Founder of Nova Bionics from 1998 to 2001, and Product Designer/Design Engineer at IDEO Product Development from 1992 to 1994.

Mr. Owens earned his Ph.D. in management science and engineering through a joint fellowship program between Stanford’s Graduate School of Business and its School of Engineering. He holds an M.S. in engineering product design and a B.S. in electrical engineering from Stanford, and is a registered professional electrical engineer (PE).

A copy of the press release is attached hereto and incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release dated April 19, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2018	THE HILLMAN COMPANIES, INC.

	By:	/s/ Gregory J. Gluchowski, Jr.
	Name:	Gregory J. Gluchowski, Jr.
	Title:	President and Chief Executive Officer

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated April 19, 2018

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